UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Series G and Series H Warrant Exchange

On March 10, 2023, Arch Therapeutics, Inc. (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with each holder (the “Warrantholders”) of the Company’s outstanding Series G Warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $140.00 per share (the “Series G Warrants”) and the Company’s outstanding Series H Warrants to purchase shares of Common Stock at an exercise price of $80.00 per share (the “Series H Warrants” and, together with the Series G Warrants, the “Warrants”). Pursuant to the Exchange Agreements, the Warrantholders exchanged 34,013 Series G Warrants for 3,402 shares of Common Stock and 43,077 Series H Warrants for 8,617 shares of Common Stock.

The Series G Warrants were offered and issued in a registered direct financing on July 2, 2018 pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-213878), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 20, 2016, including the base prospectus dated October 20, 2016 (collectively, the “Base Registration Statement”), and a prospectus supplement dated June 29, 2018. The Series H Warrants were offered and issued in a registered direct financing on May 14, 2019 pursuant to the Base Registration Statement and a prospectus supplement dated May 13, 2019.

The exchanges under the Exchange Agreements were made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. After such exchanges, no Warrants remained outstanding.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by the full text of the Form of Exchange Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Note Modification Agreements

On March 10, 2023, the Company entered into an amendment (“Amendment No. 2 to the First Notes”) with each of the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On March 10, 2023, the Company also entered into an amendment (“Amendment No. 2 to the Second Notes” and, together with Amendment No. 2 to the First Notes, “Amendment No. 2 to the 2022 Notes”) with each of the holders of Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023 (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing” and, together with the First Closing, the “2022 Private Placement Financing”).

Under Amendment No. 2 to the 2022 Notes, the following amendments to the 2022 Notes will be effective at the moment in time immediately preceding the consummation of the offering (the “Effective Time”) in connection with the uplist of the Common Stock to any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American (the “Uplist Transaction”). If a 2022 Note holder elects to participate in the Uplist Transaction (each, a “Participating Holder”) for an amount equal to no less than 50% of the Participating Holder’s original investment amount in the 2022 Private Placement Financing (the “Minimum Investment Amount”), such holder will be entitled to repayment of the principal amount of their 2022 Notes upon closing of the Uplist Transaction. In addition, the Company will issue to each Participating Holder a new convertible promissory note equal to the product of 2.4 and the sum of any prepayment premiums and total interest payable on such Participating Holder’s 2022 Notes (the “2023 Notes”). The 2023 Notes will have a maturity date of July 6, 2024 and will be on substantially the same terms as the original 2022 Notes as applicable. For non-Participating Holders (each, a “Non-Participating Holder”), the maturity date of the 2022 Notes held by such Non-Participating Holder will be extended to July 6, 2024. Further, each Non-Participating Holder will waive their right to demand repayment of any portion of the outstanding balance of such holder’s 2022 Notes upon an Uplist Transaction. Notwithstanding the foregoing, if the registration statement filed in connection with the Uplist Transaction is not declared effective by 11:59 P.M. (EST) on March 15, 2023 (the “Amendment No. 2 Termination Date”), Amendment No. 2 to the 2022 Notes will automatically terminate and shall be of no further force or effect without any further action by the Company or the Requisite Holders, provided, that the Amendment No. 2 Termination Date may be extended by the written approval of the Company and 2022 Notes holders which purchased at least 50% plus $1.00 of the 2022 Notes based on the initial principal amounts thereunder (the “Requisite Holders”).

On March 15, 2023, the Company entered into amendments to the First Notes (“Amendment No. 3 to the First Notes”) and Second Notes (“Amendment No. 3 to the Second Notes” and collectively, “Amendment No. 3 to the 2022 Notes” and, together with Amendment No. 2 to the 2022 Notes, the “Amendments to the 2022 Notes”) with each of the holders of the 2022 Notes. Under Amendment No. 3 to the 2022 Notes, the 2022 Notes were amended to extend the Amendment No. 2 Termination Date from March 15, 2023 to April 15, 2023.

As a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 3B Convertible Promissory Notes (the “Series 3B Notes”), the Series 3B Notes were automatically amended to (i) extend the Amendment No. 2 Termination Date from March 15, 2023 to April 15, 2023; (ii) modify the terms of the Uplist Transaction repayment provision; and (iii) provide for the issuance of the 2023 Notes, subject to completion of the Uplist Transaction.

The foregoing descriptions of Amendment No. 2 to the First Notes, Amendment No. 2 to the Second Notes, Amendment No. 3 to the First Notes and Amendment No. 3 to the Second Notes, do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 2 to the First Notes, the Form of Amendment No. 2 to the Second Notes, the Form of Amendment No. 3 to the First Notes and the Form of Amendment No. 3 to the Second Notes which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.

Series 1 and Series 2 Convertible Notes Amendment

On March 10, 2023, the Company entered into an amendment (the “Series 1 Note Amendment”) with each of the holders of the Company’s outstanding Series 1 Convertible Notes (as amended, the “Series 1 Notes”). Also on March 10, 2023, the Company entered into an amendment (the “Series 2 Note Amendment” and, together with the Series 1 Amendment, the “Series Note Amendments”) with each of the holders of the Company’s outstanding Series 2 Convertible Notes (as amended, the “Series 2 Notes” and, together with the Series 1 Notes, the “Series Convertible Notes”). Pursuant to the Series Note Amendments, the Company can elect to convert the principal and accrued interest under the Series Convertible Notes (the “Series Note Obligations”) at or after the Effective Time. In the event the Company exercises such option, the Series Note Obligations will be deemed to equal the product of 4.5 (which was previously 1.6 prior to the Series Note Amendments) and the outstanding Series Note Obligations. Notwithstanding the foregoing, if the registration statement filed in connection with the Uplist Transaction is not declared effective by 11:59 P.M. (EST) on March 15, 2023 or such later extended date as provided for therein (the “Series Note Amendments Termination Date”), the Series Note Amendments will automatically terminate without any further action by the Company or the holders of the Series Convertible Notes. The Series Note Amendments Termination Date will be automatically extended upon any extension of the Amendment No. 2 Termination Date. As a result of Amendment No. 3 to the 2022 Notes, the Series Note Amendments Termination Date was automatically extended from March 15, 2023 to April 15, 2023.

The foregoing descriptions of the Series 1 Note Amendment and the Series 2 Note Amendment do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 1 to Series 1 Notes and the Form of Amendment No. 1 to Series 2 Notes which are attached to this Current Report on Form 8-K as Exhibits 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 3.02.	Unregistered Sale of Securities.

The information provided in response to Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Exchange Agreement, dated March 10, 2023.
10.2	Form of Amendment No. 2 to the First Notes, dated March 10, 2023.
10.3	Form of Amendment No. 2 to the Second Notes, dated March 10, 2023.
10.4	Form of Amendment No. 3 to the First Notes, dated March 15, 2023.
10.5	Form of Amendment No. 3 to the Second Notes, dated March 15, 2023.
10.6	Form of Amendment No. 1 to Series 1 Notes, dated March 10, 2023.
10.7	Form of Amendment No. 1 to Series 2 Notes, dated March 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.
Dated: March 16, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer